EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-32819 of Logic Devices, Inc. on Form S-8 and Registration Statement No. 333-16591 of Logic Devices, Inc. on Form S-3, of our report dated November 12, 2001, appearing in this Annual Report on Form 10-K of Logic Devices, Inc. for the year ended September 30, 2001.


                                        /s/ Hood and Strong LLP
                                        ---------------------------
                                            Hood and Strong LLP



Menlo Park, California
December 20, 2001






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